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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) : AUGUST 18, 2006

                          COMMISSION FILE NO. 000-49628


                           TELEPLUS ENTERPRISES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Nevada                                           98-0045023
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(STATE OR OTHER JURISDICTION OF                (IRS EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)


       7575 Transcanadienne, Suite 305, St-Laurent, Quebec, Canada H4T 1V6
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                  514-344-0778
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                            (ISSUER TELEPHONE NUMBER)


                                       N/A
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                            (FORMER NAME AND ADDRESS)


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 15, 2006, the Company issued a press release (and a correction issued August 18, 2006) announcing certain financial results and information regarding its second quarter of 2006. In the August 15, 2006 release, the Company also disclosed it will amend previously issued financial results as more particularly outlined in Item 4.02 below. Copies of both press releases are attached as
Exhibit 99.1 hereto.

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

The Company, on August 14, 2006, filed its quarterly report on Form 10-QSB for the period ended June 30, 2006. After consultation with its independent registered public accounting firm, on or about July 21, 2006, the Company upon further evaluation of the securities purchase agreement and convertible debenture entered into with Cornell Capital Partners, LP on December 13, 2005, determined that there was a derivative liability component that required bifurcation from the convertible debt instrument which required reclassification and a separate accounting treatment. In addition, subsequent to the acquisitions of Telizon, Inc. ("Telizon"), Freedom Phone Lines ("Freedom") and Avenue Reconnect, Inc. ("Avenue Reconnect"), the Company engaged an independent valuation specialist to value the components of the net assets acquired. Upon receipt of this valuation, the Company reclassified certain assets from goodwill that was previously recorded to other intangible assets with definitive estimated useful lives that required amortization expense.

As a result of these adjustments, the Company will be amending, in the near future, previously issued quarterly reports filed on Form 10-QSB for periods ended on March 31, 2006, September 30, 2005 and June 30, 2005 as well as its annual report filed on Form 10-KSB for the year ended December 31, 2005.

The Company's 10-QSB for the six months ended June 30, 2006 filed on August 14, 2006 incorporated all of the above mentioned changes.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

With an effective date of August 18, 2006, Kelly McLaren resigned from the Company as Director and President to pursue other business opportunities. There are no material disagreements between Ms. McLaren and the Company and Ms. McLaren's resignation was voluntary.

The Company will not, in the near future, replace the position of President of the Company. Mr. Marius Silvasan, CEO, will assume most of Ms. McLaren's responsibilities and will be supported by the Company's COO, Mr. Tom Davis.


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

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Teleplus Enterprises, Inc.


August 18, 2006                         /s/  Marius  Silvasan
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                                             Marius Silvasan
                                             Chief Executive Officer


August 18, 2006                         /s/  Robert Krebs
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                                             Robert Krebs
                                             Chief Financial Officer


August 18, 2006                         /s/  Tom Davis
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                                             Tom Davis
                                             Chief Operating Officer


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS:
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EXHIBIT 17 RESIGNATION LETTER OF KELLY MCLAREN.

EXHIBIT 99.1 SUPPLEMENTAL FINANCIAL INFORMATION.


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